LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Peter C. Browning, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ Peter C. Browning

Peter C. Browning

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Peter C. Browning, the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Clayton C. Daley, Jr., the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ Clayton C. Daley, Jr.

Clayton C. Daley, Jr.

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Clayton C. Daley, Jr., the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Harvey B. Gantt, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ Harvey B. Gantt

Harvey B. Gantt

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Harvey B. Gantt, the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Victoria F. Haynes, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ Victoria F. Haynes

Victoria F. Haynes

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Victoria F. Haynes, the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, James D. Hlavacek, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ James D. Hlavacek

James D. Hlavacek

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that James D. Hlavacek, the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Raymond J. Milchovich, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ Raymond J. Milchovich

Raymond J. Milchovich

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Raymond J. Milchovich, the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008

LIMITED POWER OF ATTORNEY

NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Thomas A. Waltermire, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2003 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of February, 2004.

/s/ Thomas A. Waltermire

Thomas A. Waltermire

STATE OF North Carolina	)
	)	ss:
COUNTY OF Union	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Thomas A. Waltermire, the grantor of the foregoing Limited Power of Attorney, bearing date on the 25th day of February, 2004, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 25th day of February, 2004.

/s/ Kelly J. Wilmoth

Notary Public

My commission expires on August 23, 2008